UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 10, 2011

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated February 10, 2011, The Cheesecake Factory Incorporated (the “Company”) announced financial results for the Company’s fourth quarter of fiscal 2010, which ended on December 28, 2010.  The full text of the press release is furnished herewith as Exhibit 99.1 to this report.

ITEM 8.01         OTHER EVENTS

On February 9, 2011, the Board of Directors of the Company approved the adoption of a prearranged stock repurchase plan with J.P. Morgan Securities LLC (“J.P. Morgan”), intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“10b5-1 Plan”).  The 10b5-1 Plan will become effective March 16, 2011 and terminate on February 29, 2012, unless terminated sooner in accordance with the plan’s terms.  Purchases may be made in the open market or through privately negotiated transactions in support of the Company’s stock repurchase plan.  Purchases in the open market will be made in compliance with Rule 10b-18 under the Exchange Act of 1934.

In addition, the Board of Directors approved the terms of a share repurchase plan with J.P. Morgan pursuant to which the Company is authorized to repurchase shares of its common stock in open market transactions in accordance with Rule 10b-18 of the Exchange Act of 1934, such plan to be effective from February 24, 2011 through May 13, 2011.

In fiscal 2011, the Company targets repurchasing at least $100 million in value of shares of its common stock under the share repurchase plans described above.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated February 10, 2011 entitled, “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2010”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2011	THE CHEESECAKE FACTORY
INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 10, 2011 entitled, “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2010”